                                                                 Exhibit 99.1.1

                             LETTER OF TRANSMITTAL

                          Trump Casino Holdings, LLC

                                      and

                          Trump Casino Funding, Inc.

                               Offer to Exchange

                11 5/8% First Priority Mortgage Notes due 2010 which have been registered under the Securities Act of 1933, as amended, for any and all Outstanding
                11 5/8% First Priority Mortgage Notes due 2010

              Pursuant to the Prospectus, dated           , 2003.

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON           ,
2003, UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN
PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON           , 2003 UNLESS PREVIOUSLY
ACCEPTED

   Delivery to:  U.S. Bank Trust National Association (the "Exchange Agent")

             By Mail, Overnight Mail,     By Hand between 8 a.m.
                     or Courier:              and 4:30 p.m.:
             U.S. Bank Trust National    U.S. Bank Trust National
                     Association                Association
              U.S. Bank Trust Center      U.S. Bank Trust Center
             St. Paul, Minnesota 55101   St. Paul, Minnesota 55101
                Attention: Richard          Attention: Richard
                      Prokosch                   Prokosch

                           Telephone: 651-244-0721
                           Facsimile: 651-244-0711

   Delivery of this instrument to an address other than as set forth above, or transmission of instructions via facsimile other than as set forth above, will not constitute a valid delivery.

   The undersigned acknowledges receipt of the Prospectus, dated             ,
2003 (the "Prospectus"), of Trump Casino Holdings, LLC, a Delaware limited liability company, and Trump Casino Funding, Inc., a Delaware corporation (together, the "Issuers"), and this Letter of Transmittal (this "Letter"), which together constitute the offer (the "Exchange Offer") to exchange an aggregate principal amount of up to $425,000,000 principal amount of the Issuers' 11 5/8% First Priority Mortgage Notes due 2010 which have been registered under the Securities Act of 1933, as amended (the "Exchange First Priority Notes") for an equal principal amount of the Issuers' outstanding
11 5/8% First Priority Mortgage Notes due 2010 (the "Original First Priority Notes").

   For each Original First Priority Note accepted for exchange, the holder of such Original First Priority Note will receive an Exchange First Priority Note having a principal amount at maturity equal to that of the surrendered Original First Priority Note. The Exchange First Priority Notes will accrue interest at 11 5/8% per annum from (i) the last interest payment date on which interest was paid on the Original First Priority Notes surrendered in exchange therefor,
(ii) if the Original First Priority Notes are surrendered for exchange on a date subsequent to the record date for an interest payment date to occur on or after the date of such exchange and as to which interest will be paid, the date of such interest payment, or (iii) if no interest has been paid on the Original First Priority Notes, from the date of the original issue of the Original Second Priority Notes. Interest on the

Exchange First Priority Notes is payable on May 15, June 15, September 15 and December 15 of each year commencing June 15, 2003. Capitalized terms used herein but not defined herein have the meaning set forth in the Registration Rights Agreement (the "Registration Rights Agreement") dated as of March 25, 2003 among the Issuers, the Guarantors and the Initial Purchasers of the Original First Priority Notes.

   If (i) because of any change in law or in currently prevailing interpretations of the Staff of the Securities and Exchange Commission, the issuers are not permitted to effect the Exchange Offer, (ii) the Exchange Offer is not consummated within 240 days of the issue date of the Original Second Priority Notes, (iii) in certain circumstances, certain holders (including, in certain circumstances, the initial purchasers) of unregistered Original Second Priority Notes so request, or (iv) in the case of any holder that participates in the Exchange Offer, such holder does not receive Exchange Second Priority Notes on the date of the exchange that may be sold without restriction under state and federal securities laws (other than due solely to the status of such holder as an affiliate of the Company or within the meaning of the Securities
Act), then in each case, the issuers will (x) promptly deliver to the holders and the Trustee written notice thereof and (y) at their sole expense, (a) as promptly as practicable, file shelf registration statements covering resales of the Original Second Priority Notes, and (b) use their best efforts to keep effective the shelf registration statements until the earlier of two years after the issue date of the Original Second Priority Notes or such time as all of the applicable Original Second Priority Notes have been sold thereunder. The issuers will, in the event that shelf registration statements are filed, provide to each holder copies of the prospectus that is a part of the shelf registration statements, notify each such holder when the shelf registration statements for the Original Second Priority Notes have become effective and take certain other actions as are required to permit unrestricted resales of the Original Second Priority Notes. A holder that sells Original Second Priority Notes pursuant to the shelf registration statements will be required to be named as a selling security holder in the related prospectus and to deliver a prospectus to purchasers, will be subject to certain of the civil liability provisions under the Securities Act in connection with such sales and will be bound by the provisions of the Registration Rights Agreement that are applicable to such a holder (including certain indemnification rights and obligations).

   If the issuers fail to meet the targets listed above, then additional interest (the Additional Interest) shall become payable in respect of the Original Second Priority Notes as follows:

   if (A) neither the exchange offer registration statements nor the shelf registration statements are filed with the Commission on or prior to 90 days after the issue date of the Original Second Priority Notes or (B) notwithstanding that the issuers have consummated or will consummate the Exchange Offer, the issuers are required to file shelf registration statements and such shelf registration statements are not filed on or prior to the date required by the Registration Rights Agreement, then commencing on the day after either such required filing date, Additional Interest shall accrue on the principal amount of the Original Second Priority Notes at a rate of 0.50% per annum for the first 90 days immediately following each such filing date, such Additional Interest rate increasing by an additional 0.50% per annum at the beginning of each subsequent 90-day period; or

   if (A) neither the exchange offer registration statements nor the shelf registration statements are declared effective by the Commission on or prior to 210 days after the issue date of the Original Second Priority Notes or (B) notwithstanding that the issuers have consummated or will consummate the Exchange Offer, the issuers are required to file shelf registration statements and such shelf registration statements are not declared effective by the Commission on or prior to the 90th day following the date such shelf registration statements were filed, then, commencing on the day after either such required effective date, Additional Interest shall accrue on the principal amount of the Original Second Priority Notes at a rate of 0.50% per annum for the first 90 days immediately following such date, such Additional Interest rate increasing by an additional 0.50% per annum at the beginning of each subsequent 90-day period; or

   if (A) the issuers have not exchanged Exchange Second Priority Notes for all Original Second Priority Notes validly tendered in accordance with the terms of the Exchange Offer on or prior to the 30th day after the date on which the exchange offer registration statements were declared effective or (B) if applicable, the shelf registration statements have been declared effective and such shelf registration statements cease to be effective at any time prior to the second anniversary of the issue date of the Original Second Priority Notes (other than after such time as all Original Second Priority Notes have been disposed of thereunder), then Additional Interest shall accrue on the principal amount of the Original Second Priority Notes at a rate of 0.50% per annum for the first 90 days commencing on (x) the 31st day after such effective date, in the case of (A) above, or (y) the day such shelf registration statements cease to be effective, in the case of (B) above, such Additional Interest rate increasing by an additional 0.50% per annum at the beginning of each subsequent 90-day period; provided, however, that the Additional Interest rate on the Original Second Priority Notes may not accrue under more than one of the foregoing clauses (i)-(iii) at any one time and at no time shall the aggregate amount of Additional Interest accruing exceed in the aggregate 2.0% per annum; provided, further, however, that (1) upon the filing of the exchange offer registration statements or shelf registration statements (in the case of clause (i) above),
(2) upon the effectiveness of the exchange offer registration statements or shelf registration statements (in the case of clause (ii) above), or (3) upon the exchange of Exchange Second Priority Notes for all Original Second Priority Notes tendered (in the case of clause (iii) (A) above), or upon the effectiveness of the shelf registration statements which had ceased to remain effective (in the case of clause (iii) (B) above), Additional Interest on the Original Second Priority Notes as a result of such clause (or the relevant subclause thereof), as the case may be, shall cease to accrue.

   Notwithstanding any other term of the Exchange Offer, Original Second Priority Notes will not be required to be accepted for exchange, nor will Exchange Second Priority Notes be issued in exchange for any Original Second Priority Notes, and the issuers may terminate or amend the exchange offers as provided herein before the acceptance of such Original Second Priority Notes, if:

  . because of any change in law, or applicable interpretations thereof by the SEC, the issuers determine that it is not permitted to effect the Exchange Offer;

  . an action is proceeding or threatened that would materially impair the issuers' ability to proceed with the Exchange Offer; or

  . not all government approvals that the issuers deem necessary for the consummation of the Exchange Offer have been received.

   The issuers have no obligation to, and will not knowingly, permit acceptance of tenders of Original Second Priority Notes:

  . from affiliates of the issuers within the meaning of Rule 405 under the Securities Act;

  . from any other holder or holders who are not eligible to participate in the Exchange Offer under applicable law or interpretations by the SEC; or

  . if the Exchange Second Priority Notes to be received by such holder or holders of Original Second Priority Notes in the Exchange Offer, upon receipt, will not be tradable by such holder without restriction under the Securities Act and the Exchange Act and without material restrictions under the "blue sky" or securities laws of substantially all of the states of the United States.

   The Issuers and the Guarantors reserve their rights to delay acceptance of any Original First Priority Notes, extend the Exchange Offer or terminate the Exchange Offer and not permit acceptance of Original First Priority Notes not previously accepted if any of the conditions set forth in "The Exchange Offer--Conditions" section of the Prospectus shall have occurred and shall not have been waived by the Issuers and the Guarantors, by giving written notice of such delay, extension or termination to the Exchange Agent and to amend the terms of the Exchange Offer in any manner they deem to be advantageous to the holders of the Original First Priority Notes.

   Any such delay in acceptance, extension, termination or amendment will be followed as promptly as practicable by written notice thereof to the Exchange Agent. If the Exchange Offer is amended in a manner determined by the Issuers to constitute a material change, the Issuers will promptly disclose such amendment in a manner reasonably calculated to inform the holders of the Original First Priority Notes of such amendment.

   This Letter is to be completed by a holder of Original First Priority Notes either if Original First Priority Notes are to be forwarded herewith or if a tender of Original First Priority Notes, if available, is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company ("DTC") pursuant to the procedure set forth in "The Exchange Offer" section of the Prospectus. Holders of Original First Priority Notes whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Original First Priority Notes into the Exchange Agent's account at DTC (a "Book-Entry Confirmation") and all other documents required by this Letter to the Exchange Agent on or prior to the Expiration Date, must tender their Original First Priority Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus. See Instruction 1 of this letter. Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

   The undersigned has completed the appropriate boxes below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer.

   List below the Original First Priority Notes to which this Letter relates. If the space provided below is inadequate, the certificate numbers and principal amount of Original First Priority Notes should be listed on a separate signed schedule affixed hereto.

                 DESCRIPTION OF ORIGINAL FIRST PRIORITY NOTES

Name(s) and Address(es) of Registered                                       2. Aggregate Principal        3. Principal Amount
Holder(s) (Please fill in, if blank)      1. Certificate Number(s)*        Amount of Initial Note(s)          Tendered**
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                          Total
-----------------------------------------------------------------------------------------------------------------------------------
 * Need not be completed if Original First Priority Notes are being tendered by book-entry transfer.
** Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Original First Priority Notes represented by the Original First Priority Notes indicated in column 2. See Instruction 2. Original First Priority Notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof. See Instruction 1D

[_] CHECK HERE IF TENDERED ORIGINAL FIRST PRIORITY NOTES ARE BEING DELIVERED BY
    BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:


                        Name of Tendering Institution
                        -------------------------------

                        Account Number
                        -------------------------------

                        Transaction Code Number


[_] CHECK HERE IF TENDERED ORIGINAL FIRST PRIORITY NOTES ARE BEING DELIVERED
    PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:


              Name(s) of Registered Holder(s)
              ----------------------------------------------------

              Window Ticket Number (if any)
              ----------------------------------------------------

              Date of Execution of Notice of Guaranteed Delivery
              ----------------------------------------------------

              Name of Institution Which Guaranteed Delivery

If Delivered by Book-Entry Transfer, Complete the Following:


                        Account Number
                        -------------------------------

                        Transaction Code Number

[_] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL
    COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.


                        Name
                        -------------------------------

                        Address

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

   Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Issuers the aggregate principal amount of Original First Priority Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Original First Priority Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Issuers all right, title and interest in and to such Original First Priority Notes as are being tendered hereby.

   The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Original First Priority Notes tendered hereby and that the Issuers will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Issuers. The undersigned hereby further represents that any Exchange First Priority Notes acquired in exchange for Original First Priority Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such Exchange First Priority Notes, whether or not such person is the undersigned, that neither the holder of such Original First Priority Notes nor any such other person is engaged in, or intends to engage in a distribution of such Exchange First Priority Notes, or has an arrangement or understanding with any person to participate in the distribution of such Exchange First Priority Notes, and that neither the holder of such Original First Priority Notes nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act of 1933, as amended (the "Securities Act"), of the Issuers.

   The undersigned also acknowledges that this Exchange Offer is being made based upon the Issuers' and the Guarantors' understanding of an interpretation by the staff of the Securities and Exchange Commission (the "Commission") as set forth in no-action letters issued to third parties, including Exxon Capital Holdings Corporation, SEC No-Action Letter (available April 13, 1989), Morgan Stanley & Co. Incorporated, SEC No-Action Letter (available June 5, 1991) and Shearman & Sterling, SEC No-Action Letter (available July 2, 1993), that the Exchange First Priority Notes issued in exchange for the Original First Priority Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by each holder thereof (other than a broker-dealer who acquires such Exchange First Priority Notes directly from the Issuers for resale pursuant to Rule 144A under the Securities Act or any other available exemption under the Securities Act or any such holder that is an "affiliate" of the Issuers within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange First Priority Notes are acquired in the ordinary course of such holder's business and such holder is not engaged in, and does not intend to engage in, a distribution of such Exchange First Priority Notes and has no arrangement with any person to participate in the distribution of such Exchange First Priority Notes. If a holder of Original First Priority Notes is engaged in or intends to engage in a distribution of the Exchange First Priority Notes or has any arrangement or understanding with respect to the distribution of the Exchange First Priority Notes to be acquired pursuant to the Exchange Offer, such holder may not rely on the applicable interpretations of the staff of the Commission and must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any secondary resale transaction. If the undersigned is a broker-dealer that will receive Exchange First Priority Notes for its own account in exchange for Original First Priority Notes that were acquired by it as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange First Priority Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

   The undersigned will, upon request, execute and deliver any additional documents deemed by the Issuers to be necessary or desirable to complete the sale, assignment and transfer of the Original First Priority Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer--Withdrawal of Tenders" section of the Prospectus.

   Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please deliver the Exchange First Priority Notes (and, if applicable, substitute certificates representing Original First Priority Notes for any Original First Priority Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Original First Priority Notes, please credit the account indicated above maintained at DTC. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the Exchange First Priority Notes (and, if applicable, substitute certificates representing Original First Priority Notes for any Original First Priority Notes not exchanged) to the undersigned at the address shown above in the box entitled "Description of Original First Priority Notes".

   THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF ORIGINAL FIRST PRIORITY NOTES" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE ORIGINAL FIRST PRIORITY NOTES AS SET FORTH IN SUCH BOX ABOVE.

                         SPECIAL ISSUANCE INSTRUCTIONS
                          (See Instructions 3 and 4)

   To be completed ONLY if certificates for Original First Priority Notes not exchanged and/or Exchange First Priority Notes are to be issued in the name of and sent to someone other than the person(s) whose signature(s) appear(s) on this Letter above, or if Original First Priority Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at DTC other than the account indicated above.

 Issue Exchange First Priority Notes and/or Original First Priority Notes to:

 Name(s):

                     ------------------------------------
                            (Please Type or Print)

                     ------------------------------------
                            (Please Type or Print)

 Address:

                     ------------------------------------
                             (Including Zip Code)

                     ------------------------------------
                  (Complete accompanying Substitute Form W-9)

[_] Credit unexchanged Original First Priority Notes delivered by book-entry transfer to DTC account set forth below.

                     ------------------------------------
                      (DTC Account Number, if applicable)


                         SPECIAL DELIVERY INSTRUCTIONS
                           (See Instructions 3 and 4)

   To be completed ONLY if certificates for Original First Priority Notes not exchanged and/or Exchange First Priority Notes are to be sent to someone other than the person(s) whose signature(s) appear(s) on this Letter above or to such person(s) at an address other than shown in the box entitled "Description of Original First Priority Notes" on this Letter above.

 Mail Exchange First Priority Notes and/or Original First Priority Notes to:

 Name(s):

                     ------------------------------------
                            (Please Type or Print)

                     ------------------------------------
                            (Please Type or Print)

 Address:

                     ------------------------------------
                             (Including Zip Code)


 IMPORTANT:   THIS LETTER OR A FACSIMILE HEREOF (TOGETHER WITH THE CERTIFICATES
              FOR ORIGINAL FIRST PRIORITY NOTES OR A BOOK-ENTRY CONFIRMATION
              AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED
              DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00
              P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

            PLEASE READ THIS LETTER OF TRANSMITTAL CAREFULLY BEFORE
                           COMPLETING ANY BOX ABOVE.

                               PLEASE SIGN HERE
                  (TO BE COMPLETED BY ALL TENDERING HOLDERS)
                  (Complete accompanying Substitute Form W-9)

Dated:
-------------------------------

X
--------------------------------------------------------------------------------

X
--------------------------------------------------------------------------------
                            (Signature(s) of Owner)

Area Code and Telephone Number:
--------------------------------------------------------------------------------

   If a holder is tendering any Original First Priority Notes, this Letter must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Original First Priority Notes or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

Name(s):
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                            (Please Type or Print)

Capacity:
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------
                             (Including Zip Code)


                              SIGNATURE GUARANTEE
                        (if required by Instruction 3)

Signature(s) Guaranteed by
an Eligible Institution:
--------------------------------------------------------------------------------
                            (Authorized Signature)

--------------------------------------------------------------------------------
                                    (Title)

--------------------------------------------------------------------------------
                                (Name and Firm)

Dated:
-------------------------------

                                 INSTRUCTIONS

                          Trump Casino Holdings, LLC

                                      and

                          Trump Casino Funding, Inc.

       Forming Part of the Terms and Conditions of the Offer to Exchange
                11 5/8% First Priority Mortgage Notes due 2010 which have been registered under the Securities Act of 1933, as amended, for any and all Outstanding
                11 5/8% First Priority Mortgage Notes due 2010

1. Delivery of this Letter and Original First Priority Notes; Guaranteed Delivery Procedures.

   This Letter is to be completed by holders of Original First Priority Notes either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in "The Exchange Offer--Book-Entry Transfer" section of the Prospectus. Certificates for all physically tendered Original First Priority Notes, or a confirmation of book entry transfer from DTC ("Book-Entry Confirmation"), as the case may be, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other documents required by this Letter, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Original First Priority Notes tendered hereby must be in denominations of principal amount at maturity of $1,000 and any integral multiple thereof.

   Holders of Original First Priority Notes whose certificates for Original First Priority Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Original First Priority Notes pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus. Pursuant to such procedures, (i) such tender must be made through an Eligible Institution (as defined below), (ii) prior to the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and Notice of Guaranteed Delivery, substantially in the form provided by the Issuers (by facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of Original First Priority Notes and the amount of Original First Priority Notes tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange ("NYSE") trading days after the date of execution of the Notice of Guaranteed Delivery, the certificates for all physically tendered Original First Priority Notes, or a Book-Entry Confirmation, as the case may be, and any other documents required by this letter will be deposited by the Eligible Institution with the Exchange Agent, and (iii) the certificates for all physically tendered Original First Priority Notes, in proper form for transfer, or Book-Entry Confirmation, as the case may be, and all other documents required by this Letter, are received by the Exchange Agent within three NYSE trading days after the date of execution of the Notice of Guaranteed Delivery.

   The method of delivery of this Letter, the Original First Priority Notes and all other required documents is at the election and risk of the tendering holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If Original First Priority Notes are sent by mail, it is suggested that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date.

   See "The Exchange Offer" section of the Prospectus.

2. Partial Tenders (not applicable to holders of Original First Priority Notes who tender by book-entry transfer).

   If less than all of the Original First Priority Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of Original First Priority Notes to be tendered in the box above entitled "Description of Original First Priority Notes -- Principal Amount Tendered". A reissued certificate representing the balance of nontendered Original First Priority Notes will be sent to such tendering holder, unless otherwise provided in the appropriate box on this Letter, promptly after the Expiration Date. All of the Original First Priority Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

3. Signatures of this Letter; Bond Powers and Endorsements; Guarantee of Signatures.

   If this Letter is signed by the registered holder of the Original First Priority Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.

   If any tendered Original First Priority Notes are owned of record by two or more joint owners, all such owners must sign this Letter.

   If any tendered Original First Priority Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates.

   When this Letter is signed by the registered holder of the Original First Priority Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the Exchange First Priority Notes are to be issued, or any untendered Original First Priority Notes are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificates must be guaranteed by an Eligible Institution.

   If this Letter is signed by a person other than the registered holder of any certificates specified herein, such certificates must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name of the registered holder appears on the certificates and the signatures on such certificates must be guaranteed by an Eligible Institution.

   If this Letter or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Issuers, proper evidence satisfactory to the Issuers of their authority to so act must be submitted.

   Endorsements on certificates for Original First Priority Notes or signatures on bond powers required by this Instruction 3 must be guaranteed by a firm which is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc., by a commercial bank or trust company having an office or correspondent in the United States or by an "eligible guarantor" institution within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934 (an "Eligible Institution").

   Signatures on this Letter need not be guaranteed by an Eligible Institution, provided the Original First Priority Notes are tendered: (i) by a registered holder of Original First Priority Notes (which term, for purposes of the Exchange Offer, includes any participant in DTC whose name appears on a security position listing as the holder of such Original First Priority Notes) tendered who has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" on this Letter, or (ii) for the account of an Eligible Institution.

4. Special Issuance and Delivery Instructions.

   Tendering holders of Original First Priority Notes should indicate in the applicable box the name and address to which Exchange First Priority Notes issued pursuant to the Exchange Offer and/or substitute certificates evidencing Original First Priority Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. A holder of Original First Priority Notes tendering Original First Priority Notes by book-entry transfer may request that Original First Priority Notes not exchanged be credited to such account maintained at DTC as such holder of Original First Priority Notes may designate hereon. If no such instructions are given, such Original First Priority Notes not exchanged will be returned to the name or address of the person signing this Letter.

5. Tax Identification Number.

   Federal income tax law generally requires that a tendering holder whose Original First Priority Notes are accepted for exchange must provide the Issuers (as payor) with such holder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 below, which, in the case of a tendering holder who is an individual, is his or her social security number. If the Issuers are not provided with the current TIN or an adequate basis for an exemption, such tendering holder may be subject to a $50 penalty imposed by the Internal Revenue Service.

   In addition, delivery of Exchange First Priority Notes to such tendering holder may be subject to backup withholding in an amount equal to 31% of all reportable payments made after the exchange. If withholding results in an overpayment of taxes, a refund may be obtained.

   Exempt holders of Original First Priority Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed Guidelines of Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for additional instructions.

   To prevent backup withholding, each tendering holder of Original First Priority Notes must provide its correct TIN by completing the "Substitute Form W-9" set forth below, certifying that the TIN provided is correct (or that such holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding, (ii) the holder has not been notified by the Internal Revenue Service that such holder is subject to a backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the tendering holder of Original First Priority Notes is a nonresident alien or foreign entity not subject to backup withholding, such holder must give the Issuers a completed Form W-8, Certificate of Foreign Status. These forms may be obtained from the Exchange Agent. If the Original First Priority Notes are in more than one name or are not in the name of the actual owner, such holder should consult the W-9 Guidelines for information on which TIN to report. If such holder does not have a TIN, such holder should consult the W-9 Guidelines for instructions on applying for a TIN, check the box in Part 2 of the Substitute Form W-9 and write "applied for" in lieu of its TIN. Note: checking this box and writing "applied for" on the form means that such holder has already applied for a TIN or that such holder intends to apply for one in the near future. If such holder does not provide its TIN to the Issuers within 60 days, backup withholding will begin and continue until such holder furnishes its TIN to the Issuers.

6. Transfer Taxes.

   The issuers will pay all transfer taxes, if any, applicable to the exchange of Original Second Priority Notes pursuant to the Exchange Second Priority Notes. If, however:

  . certificates representing Exchange Second Priority Notes or Original Second Priority Notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Original Second Priority Notes tendered;

  . tendered Original Second Priority Notes are registered in the name of any person other than the person signing the letter of transmittal; or

  . a transfer tax is imposed for any reason other than the exchange of Original Second Priority Notes pursuant to the exchange offer;

then the amount of any such transfer taxes, whether imposed on the registered holder or any other persons, will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with the letter of transmittal, the amount of the transfer taxes will be billed directly to the tendering holder.

   Except as provided in this Instruction 6, it is not necessary for transfer tax stamps to be affixed to the Original First Priority Notes specified in this Letter.

7. Waiver of Conditions.

   The Issuers and the Guarantors reserve the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

8. No Conditional Tenders.

   No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Original First Priority Notes, by execution of this Letter, shall waive any right to receive notice of the acceptance of their Original First Priority Notes for exchange.

   Neither the Issuers, the Guarantors, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Original First Priority Notes nor shall any of them incur any liability for failure to give any such notice.

9. Mutilated, Lost, Stolen or Destroyed Original First Priority Notes.

   Any holder whose Original First Priority Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

10. Requests for Assistance or Additional Copies.

   Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter, may be directed to the Exchange Agent, at the address and telephone number indicated above.

                   TO BE COMPLETED BY ALL TENDERING HOLDERS
                              (See Instruction 5)

                 PAYORS' NAMES: TRUMP CASINO HOLDINGS, LLC AND

                          TRUMP CASINO FUNDING, INC.

 Name as shown on account (if joint, list first and circle name of the person or entity whose number you enter below)

 Name:__________________________________________________________________________

 Address:_______________________________________________________________________

 City, State and Zip Code:______________________________________________________

-----------------------------------------------------------------------------------------------------------------------------------

 SUBSTITUTE                                     TAXPAYER IDENTIFICATION NO. FOR
                                                ALL ACCOUNTS                                             Social Security Number
 Form W-9
                                                Enter your taxpayer identification number in         ----------------------
 Department of the Treasury                     the appropriate box. For most individuals this
 Internal Revenue Service                       is your social security number. If you do not        Employer Identification Number
                                                have a number see the enclosed Guidelines. If
 Payor's Request for                            awaiting TIN write "Applied For."                    ----------------------
 Taxpayer Identification Number (TIN)
                                                Note: If the account is more than one name,
                                                see the enclosed Guidelines on which number
                                                to give the payor
-----------------------------------------------------------------------------------------------------------------------------------

For Payees Exempt from Backup Withholding, see the enclosed Guidelines and complete as provided therein.

 Certification--Under penalties of perjury, I certify that:

(1) the number shown on this form is my correct Taxpayer Identification Number (or a Taxpayer Identification Number has not been issued to me and either
     (a) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service ("IRS") or Social Security Administration office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number within sixty (60) days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number) and

(2) I am not subject to backup withholding either because (a) I am exempt from backup withholding, (b) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding.

     Certification Instructions: You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of under reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are not longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed Guidelines).


 SIGNATURE __________________________________      DATE ______________________

--------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE "APPLIED FOR" IN THE SPACE FOR THE "TIN" ON SUBSTITUTE FORM W-9.
--------------------------------------------------------------------------------

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
--------------------------------------------------------------------------------
I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (a) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number by the time of payment, 31% of all reportable payments made to me will be withheld but that such amounts will be refunded to me if I then provide a Taxpayer Identification Number within sixty
(60) days.

             -------------------------  -------------------------
                     Signature                    Date
             -----------------------------------------------------